                      SEVENTH AMENDMENT TO SECOND AMENDED
                          AND RESTATED LOAN AGREEMENT

     THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT ("Seventh Amendment") is made and entered into as of the 1st day of January, 2003, by and between Equus II Incorporated, a Delaware corporation, with offices and place of business at 2929 Allen Parkway, Houston, Texas 77019 (hereinafter called "Borrower") and Bank of America, N.A., a national banking association, with offices at 700 Louisiana, Houston Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Agreement that certain Second Amended and Restated Loan Agreement between Borrower and Lender dated as of the 1st day of June, 1999, as previously amended ("Loan Agreement"), in the following respects:

        Section 1. Amendments to Loan Agreement.

               A. Section 1.1 is deleted and the following is substituted in its place:

                    1.1 Indebtedness. Upon the terms and conditions hereinafter set forth, the Lender agrees to lend to and/or issue letters of credit for the account of Borrower in an aggregate of up to $16,494,989.00 outstanding at any time as evidenced by Revolving Facility A to be extended to the Borrower by the Lender as more specifically described in Section 1.3.

               B. Section 1.2 is amended to delete the definitions of "Facility A Note" and "Maturity Date" and replace them with the following:

               "Facility A Note" means the Facility A promissory note of the Borrower in the maximum principal amount of $16,494,989.00, in the form attached as Exhibit "1.3.2" to the Seventh Amendment.

               "Maturity Date" means February 14, 2003.

          C. Section 1.3 and 1.3(a) is deleted and the following is substituted in its place:

               1.3 Revolving Facility A. The Lender, during the period from the date of this Agreement until the Maturity Date, subject to the terms and conditions of this Agreement, and subject to the condition that at the time of each borrowing and the issuance of each Credit hereunder no Default or Event of Default has occurred and is then continuing and that the representations and warranties given by the Borrower in
          Section 2 as of the date of this Agreement shall remain true and correct in all material respects (except for representations and warranties (i) which are made as of a particular date or (ii) as to which the facts which gave rise to the representation or warranty have changed as a result of circumstances or transactions which are contemplated or permitted pursuant to this Agreement):

               (a) agrees to make Loans to Borrower pursuant to a revolving line of credit up to but not in excess of an aggregate principal amount outstanding at any time of $16,494,989.00, provided the aggregate amount of Loans outstanding pursuant to this Section 1.3, when combined with the amount of outstanding Credits, shall not exceed the lesser of (i) $16,494,989.00 and (ii) the Borrowing Base. Borrower shall make written request for each Loan pursuant to Revolving Facility A pursuant to a loan request in substantially the form of Exhibit "1.3.1" attached hereto. If Borrower's written request therefor is received by 1:00 p.m., Lender shall make each such Loan available to Borrower on the same Business Day Lender receives such request. If Borrower's loan request with respect to any such Loan is received after 1:00 p.m., Lender may defer the making of such Loan to the next Business Day. Each Loan shall be in an amount of not less than $100,000.

          D. Section 1.5 is hereby deleted.

     Section 2. Closing.

     The closing of the transactions contemplated by this Seventh Amendment is subject to the satisfaction of the following conditions.

     2.1 Counsel to Lender. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell LLP, counsel to the Lender.

     2.2 Required Documents.

          (a) The Lender shall have received certified copies of resolutions of the Board of Directors of the Borrower in form and substance satisfactory to Lender with respect to authorization of this Seventh Amendment, the Facility A Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $16,494,989.00 (the "Note"), and the Ratification of Security Agreement-Pledge dated as of the date hereof (the "Ratification of Security Agreement").

          (b) The Lender shall have received a certificate of the Secretary of the Borrower of the names of officers of the Borrower to sign this Seventh Amendment, the Note, the Ratification of Security Agreement and the other instruments or certificates related hereto together with the true signatures of such officers.

          (c) The Lender shall have received fully executed copies of the Seventh Amendment, the Notes, and the Ratification of Security Agreement.

          (d) The Lender shall have received originals of all certificates, notes or other instruments subject to the Security Agreement - Pledge dated as of March 18, 1996 between Borrower and Lender, as ratified by the Ratification of Security Agreement.

     Section 3. Ratification. Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement and the Security Instruments, including but not limited to the Security Agreement-Pledge, are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

     Section 4. Defined Terms. All terms used in this Seventh Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this Seventh Amendment.

     Section 5. Multiple Counterparts. This Seventh Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 6. Applicable Law. This Seventh Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

     Section 7. Final Agreement. THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS SEVENTH AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

     IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed by their duly authorized officers as of the 1st day of January, 2003.

                                                EQUUS II INCORPORATED


                                                By: /s/ Nolan Lehmann
                                                   -----------------------------
                                                Name: Nolan Lehmann
                                                Title: President


                                                BANK OF AMERICA, N.A.


                                                By: /s/ David H. Strickert
                                                   -----------------------------
                                                Name: David H. Strickert
                                                Title: Senior Vice President

                                PROMISSORY NOTE

                               [Facility A Note]

$16,494,989                                                     January 1, 2003

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK OF AMERICA, N.A. ("Lender"), in Houston, Harris County, Texas, the sum of SIXTEEN MILLION FOUR HUNDRED NINETY FOUR THOUSAND NINE HUNDRED EIGHTY NINE AND 00/100 DOLLARS ($16,494,989) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to the Stated Rate (as defined in the Loan Agreement described herein), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate. This
Note is payable as follows:

          The entire balance of principal and accrued interest shall be due and payable on the 14th day of February, 2003.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at Prime Rate plus 2% not to exceed the Maximum Rate.

     Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this Note is uniform throughout the term hereof.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article 1D.003 of the Texas Credit Title, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower's funds which may from time to time be deposited with Lender.

     Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

     The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, et seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

     This Note is the Facility A Note referred to in, is subject to, and is entitled to the benefits of, the Second Amended and Restated Loan Agreement dated June 1, 1999 between Borrower and Lender, as that Second Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the "Loan Agreement"). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in replacement and extension of those certain Revolving Note A and Revolving Note B of Borrower in favor of Lender previously delivered pursuant to the Loan Agreement. The liens securing the payment of such prior Notes are not released but are hereby ratified and carried forward to secure this Note.

     This Note is entitled to the benefits and security afforded by the Security Agreement-Pledge dated March 18, 1996 between Borrower and Lender, as that Security Agreement-Pledge may be ratified, amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

     This Note is given in renewal and extension, but not novation or discharge, of that certain promissory note dated October 1, 2002, executed by Borrower and payable to Lender in the amount of $22,500,000.00 The liens securing the payment of the prior promissory note are not released but are hereby ratified and hereby carried forward to secure this Note.

     Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                                        EQUUS II INCORPORATED,
                                        a Delaware corporation


                                        By:   /s/ Nolan Lehmann
                                           -------------------------------
                                           Name:  Nolan Lehmann
                                           Title: President

                    RATIFICATION OF SECURITY AGREEMENT-PLEDGE

     This Ratification of Security Agreement-Pledge ("Ratification") is made and entered into as of the 1st day of January, 2003, by and between EQUUS II INCORPORATED ("Pledgor") with offices and place of business at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019 and BANK OF AMERICA, N.A., with offices at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Pledgor and Lender hereby ratify as of the date of this Ratification that certain Security Agreement-Pledge ("Security Agreement") between Pledgor and Lender dated the 18th day of March, 1996, as that Security Agreement has been amended or modified from time to time, and agree that the Collateral, as such term is defined in such Security Agreement, shall secure Pledgor's obligations pursuant to (i) that certain Facility A Note dated January 1, 2003 in the maximum principal amount of $16,494,989; and (ii) that certain Facility C Note dated October 1, 2002, in the maximum principal amount of $100,000,000.

     Except as expressly modified hereby, the Security Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Security Agreement are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

     This Ratification may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties have caused this Ratification to be executed by their duly authorized officers as of the 1st day of January, 2003.

                                        EQUUS II INCORPORATED


                                        By: /s/ Nolan Lehmann
                                           ---------------------------
                                           Name:  Nolan Lehmann
                                           Title: President

                                        Address:

                                        2929 Allen Parkway, Suite 2500
                                        Houston, Texas 77019

                                        BANK OF AMERICA, N.A.


                                        By: /s/ David H. Strickert
                                           ----------------------------
                                           Name:  David H. Strickert
                                           Title: Senior Vice President

                                        Address:

                                        700 Louisiana
                                        Houston, Texas 77002




                                       2